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                            JOINT FILING AGREEMENT


     JOINT FILING AGREEMENT, (this "Agreement"), dated as of May 16, 1994 between TPG PARTNERS, L.P., a Delaware limited partnership ("TPG"), and AMWEST PARTNERS, L.P., a Texas limited partnership ("AmWest").

                               W I T N E S S T H

     WHEREAS, as of the date hereof, each of TPG and AmWest is filing a
Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to the Common Stock of America West, Inc., a Delaware corporation (the "Schedule 13D";

     WHEREAS, each of TPG and AmWest is individually eligible to file the
Schedule 13D;

     WHEREAS, each of TPG and AmWest wishes to file the Schedule 13D jointly and on behalf of each of TPG and AmWest, pursuant to Rule 13d-1(f)(1) under the Exchange Act;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

     1. TPG and AmWest hereby agree that the Schedule 13D is filed on behalf of each of TPG and AmWest, pursuant to Rule 13d-1(f)(1)(iii) under the Exchange Act.

     2. TPG hereby acknowledges that, pursuant to Rule 13d-1(f)(1)(i) under the Exchange Act, TPG is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning TPG contained therein, and is not responsible for the completeness and accuracy of the information concerning AmWest contained therein, unless TPG knows or has reason to know that such information is inaccurate.

     3. AmWest hereby acknowledges that, pursuant to Rule 13d-1(f)(1)(i) under the Exchange Act, AmWest is responsible for the timely filing of the
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning TPG contained therein, and is not responsible for the completeness and accuracy of the information concerning TPG contained therein, unless AmWest knows or has reason to know that such information is inaccurate.

     4. TPG and AmWest hereby agree that this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13D-1(f)(1)(iii) under the Exchange Act.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.



                                TPG PARTNERS, L.P.

                                By:  TPG GenPar, L.P.
                                     General Partner

                                       By:  TPG Advisors, Inc.
                                            General Partner



                                By:    /s/ James O'Brien
                                Name:  James O'Brien
                                Title: Vice President



                                AMWEST PARTNERS, L.P.

                                By:  AmWest GenPar, Inc.
                                     General Partner

                                By:   /s/ James O'Brien
                                Name:  James O'Brien
                                Title: Vice President































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